SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2002

GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut	06431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

Item 5. Other Events

          On March 21, 2002, General Electric Company (“GE”) issued a press release setting forth GE’s approach to managing the long-term bond offerings and debt portfolio of General Electric Capital Corporation. A copy of GE’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

(99) Press release, dated March 21, 2002, issued by General Electric Company.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	GENERAL ELECTRIC COMPANY
/s/ Philip D. Ameen
Philip D. Ameen Vice President and Comptroller
Date: March 25, 2002

Exhibit Index

(99) Press release, dated March 21, 2002, issued by General Electric Company.